UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2004

Digital Recorders, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-13408	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code       (214) 378-8992

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant
ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
Signature(s)
INDEX TO EXHIBITS
Letter from McGladrey & Pullen, LLP

Explanatory Note

     Digital Recorders, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on September 10, 2004 (the “Original Form 8-K”), to report the dismissal of McGladrey & Pullen, LLP (“McGladrey”) as its independent auditors. The Company is filing this Amendment No. 1 on Form 8-K/A to amend and restate Item 4.01 as reported in the Original Form 8-K to clarify that the interim period referred to therein ended on September 3, 2004, which is the effective date of the dismissal of McGladrey as independent auditors. The Company is also amending Item 9.01 to provide a new letter from McGladrey relating to the amended language of Item 4.01.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

     On September 3, 2004, upon the determination and approval of the Audit Committee of its Board of Directors, the Company terminated its relationship with McGladrey as its independent auditor. The dismissal of McGladrey as independent auditors is consistent with the Board of Directors’ and Audit Committee’s belief that occasional rotation of the Company’s independent auditors may benefit the Company as it changes and grows.

     McGladrey’s audit reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ended December 31, 2002 and 2003 and the subsequent interim period preceding September 3, 2004, the effective date of the dismissal of McGladrey as independent auditors, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company’s consolidated financial statements for such years, except as noted in the following paragraph:

     In its Statement on Auditing Standards No. 61 Report to the Audit Committee dated April 13, 2004, relating to McGladrey’s audit of the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2003, McGladrey reported that it encountered “disagreements with management over the application of significant accounting principles, the basis for management’s judgments on these significant matters, and/or the scope of the audit or significant disclosures to be included in the financial statements.” These disagreements related to the valuation of beneficial conversion attributes of a series of the Company’s preferred stock, the characterization of a modification of the terms of such series and the deferred tax asset valuation allowance. The Company’s Audit Committee and Board of Directors discussed the subject matter of these disagreements with McGladrey. These matters were resolved in a manner deemed acceptable to McGladrey, as subsequently reflected in the Company’s Form 10-K for the fiscal year ended December 31, 2003 and its quarterly filings on Form 10-Q for the 2004 fiscal year to date.

     Effective September 10, 2004, the Audit Committee has engaged PricewaterhouseCoopers LLP as the Company’s independent public accounting and auditing firm. The Company has authorized McGladrey to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the disagreements described in this report on Form 8-K.

     During the two fiscal years ended December 31, 2002 and 2003 and the subsequent interim period preceding September 3, 2004, the effective date of the dismissal of McGladrey as independent auditors, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except for McGladrey’s statement in its April 13, 2004 Report to the Audit Committee and further presented in Item 9A to the Company’s Form 10-K, and subsequent amendments, and disclosed in the subsequent interim period filings, that there was a material weakness in internal control over financial reporting and certain reportable conditions — including the lack of organized documentation for capitalized software, formal procedures to reconcile inter-company accounts and transactions, a lack of segregation of duties in certain foreign subsidiaries and that there were not sufficient internal control policies and procedures over financial reporting for non-routine and complex transactions to ensure the reliability and accuracy of the Company’s financial statements and schedules.

     The Company has provided McGladrey with a copy of the disclosures contained herein and has requested that McGladrey provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein. A copy of such letter is filed as an exhibit hereto.

     In addition, a press release issued by the Company on September 10, 2004 in connection with the change of independent accounting firms was attached as an exhibit to the Original Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change in certifying accountant.

99.1	Press release dated September 10, 2004 (1).

(1)	Incorporated herein by reference from the Company’s Report on Form 8-K, filed with the SEC on September 10, 2004.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RECORDERS, INC.
Date: September 30, 2004	By:	/s/ DAVID L. TURNEY David L. Turney Chairman, Chief Executive Officer and President

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
(c) Exhibits.

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change in certifying accountant.

99.1	Press release dated September 10, 2004 (1).

(1)	Incorporated herein by reference from the Company’s Report on Form 8-K, filed with the SEC on September 10, 2004.